Exhibit 32.1
PENUMBRA, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Penumbra, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), Adam Elsesser, Chairman, Chief Executive Officer and President of the Company, and Sri Kosaraju, Chief Financial Officer and Head of Strategy of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: May 9, 2017

/s/ Adam Elsesser
Adam Elsesser
Chairman, Chief Executive Officer and President

/s/ Sri Kosaraju
Sri Kosaraju
Chief Financial Officer and Head of Strategy